EXHIBIT 10.6(g)
                        THIRD AMENDMENT TO LOAN AGREEMENT

Reference is made to the Loan Agreement made as of the 18th day of December, 1996 in the City of Boston, Massachusetts, U.S.A. by and between SONESTA INTERNATIONAL HOTELS LIMITED (or its assignee) organized and existing under the laws of The Bahamas and having its principal place of business at 200 Clarendon Street, Boston, Massachusetts, U.S.A. and represented in the signature of that Agreement by PETER J. SONNABEND, VICE PRESIDENT (hereinafter referred to as the "Lender"), and MASTERS OF TOURISM organized and existing under the laws of The Arab Republic of Egypt and having its principal place of business at Salah Salem Avenue, El Abour Building, No. 13, Flat 84, Heliopolis, Cairo, Egypt and represented in the signature of that Agreement by MOHAMMED HISHAM AHMED ALY, CHAIRMAN (hereinafter referred to as the "Borrower") ("Loan Agreement"), as amended by an "Amendment to Loan Agreement," dated April 29, 1997 ("the Amendment"), and further amended by a "Second Amendment to Loan Agreement," dated September 15, 1998 (the "Second Amendment"). This Agreement shall constitute the "Third Amendment" to the Loan Agreement.

      WHEREAS, the purpose of the Loan Agreement was to provide U.S. $1,000,000 to the Borrower as a loan to finance the expansion and improvement of Sonesta Beach Resort, Sharm El Sheikh (the "Hotel"), as described in the Loan Agreement; and

      WHEREAS, the purpose of the Amendment was to provide an additional U.S. $500,000 to the Borrower as a loan in connection with the further expansion of the Hotel, but Borrower subsequently informed Lender that the additional U.S. $500,000, described in the Amendment, was no longer required by the Borrower in order to complete the expansion and improvement of the Hotel, and the further expansion of the Hotel - such expansion and improvements being referred to as "Improvements" under the Loan Agreement, as amended by the Amendment; and

      WHEREAS, pursuant to the Second Amendment, Loan principal was to be repaid in seven (7) annual installments of U.S. $142,857, together with interest, with the first payment due January 1, 1999, and said principal payment was made during 1999, but accrued interest of U.S. $78,750 remained unpaid as of December 31, 1999, leaving a Loan balance of U.S. $935,893 as of December 31, 1999; and

      WHEREAS, the parties now desire to amend the Loan Agreement to provide for repayment of the Loan in monthly installments over five (5) years;

      NOW THEREFORE, for consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the terms of the Loan Agreement, as previously amended by the Amendment and the Second Amendment, as follows:

      1. Loan Balance. The parties agree and acknowledge that the outstanding balance of the Loan as of December 31, 1999 including all accrued and unpaid interest, was U.S. $935,893.

      2. Repayment of Loan. The Loan balance of U.S. $935,893 shall be repaid in sixty (60) equal monthly payments, together with interest at the "Prime" rate charged by United States Trust Company, Boston, Massachusetts (currently 8.5%), from time to time; provided that for purposes of the Loan the interest shall be adjusted twice each year, on January 1 and July 1. Attached hereto as "Exhibit A" is a payment schedule which illustrates the amortization of the Loan over the sixty (60) month term (this schedule assumes a constant interest rate of 8.5% per annum; as noted above, the applicable rate of interest is subject to adjustment semi-annually). Loan payments shall be due and payable on or before the last day of each calendar month (i.e. the first payment shall be due on or before January 31, 2000).

      3. As Amended, Loan Agreement Otherwise Unchanged. In all other respects, the Loan Agreement, as amended, remains unchanged and in full force and effect, including without limitation the provisions of Section 2.06 of the Loan Agreement under which the "Operator" under the Management Agreement between Borrower and Lender is authorized and instructed to make payments directly to the Lender. (Since the Management Agreement has been amended to delete the concept of "Owner's Return," such payments from Operator to Lender shall be made from Hotel funds.)

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective, duly authorized signatories as of January 1, 2000.


Witness                                SONESTA INTERNATIONAL HOTELS LIMITED


s/s                                    By: s/s
-------------------                        ------------------------------------
                                       Name:  Peter Sonnabend
                                       Title: Vice President


Witness                                MASTERS OF TOURISM


s/s                                    By: s/s
-------------------                        ------------------------------------
                                       Name:  Mohamed Hisham Ahmed Aly
                                       Title: Chairman

Mohamed Hisham Ahmed Aly hereby executes this Third Amendment to Loan Agreement in order to acknowledge his continuing personal guaranty under the Loan Agreement.


Witness:


s/s                                    By: s/s
-------------------                        ------------------------------------
                                           Mohamed Hisham Ahmed Aly

                                                                       EXHIBIT A

SHARM EXPANSION LOAN

    BALANCE 1/1/99                              1,085,000
    1998 INTEREST PAID IN 1999                    (85,000)
    INTEREST ON LOAN 1999                          78,750
    PRINCIPAL PAYMENT DUE 1/1/99, PAID
        IN DECEMBER 1999                         (142,857)
                                                ----------
    BALANCE 1/1/2000                            $ 935,893


                             INTEREST
    YEAR   MONTH  PRINCIPAL      RATE  INTEREST  PAYMENT    BALANCE

    2000   JAN      935,893      8.5%     6,629  (19,200)   923,322
    2000   FEB      923,322      8.5%     6,540  (19,200)   910,662
    2000   MAR      910,662      8.5%     6,451  (19,200)   897,913
    2000   APR      897,913      8.5%     6,360  (19,200)   885,073
    2000   MAY      885,073      8.5%     6,269  (19,200)   872,142
    2000   JUN      872,142      8.5%     6,178  (19,200)   859,120
    2000   JUL      859,120      8.5%     6,085  (19,200)   846,006
    2000   AUG      846,006      8.5%     5,993  (19,200)   832,798
    2000   SEP      832,798      8.5%     5,899  (19,200)   819,497
    2000   OCT      819,497      8.5%     5,805  (19,200)   806,102
    2000   NOV      806,102      8.5%     5,710  (19,200)   792,612
    2000   DEC      792,612      8.5%     5,614  (19,200)   779,026     156,867
    2001   JAN      779,026      8.5%     5,518  (19,200)   765,344
    2001   FEB      765,344      8.5%     5,421  (19,200)   751,565
    2001   MAR      751,565      8.5%     5,324  (19,200)   737,689
    2001   APR      737,689      8.5%     5,225  (19,200)   723,714
    2001   MAY      723,714      8.5%     5,126  (19,200)   709,641
    2001   JUN      709,641      8.5%     5,027  (19,200)   695,467
    2001   JUL      695,467      8.5%     4,926  (19,200)   681,193
    2001   AUG      681,193      8.5%     4,825  (19,200)   666,819
    2001   SEP      666,819      8.5%     4,723  (19,200)   652,342
    2001   OCT      652,342      8.5%     4,621  (19,200)   637,763
    2001   NOV      637,763      8.5%     4,517  (19,200)   623,080
    2001   DEC      623,080      8.5%     4,413  (19,200)   608,294
    2002   JAN      608,294      8.5%     4,309  (19,200)   593,402
    2002   FEB      593,402      8.5%     4,203  (19,200)   578,406
    2002   MAR      578,406      8.5%     4,097  (19,200)   563,303
    2002   APR      563,303      8.5%     3,990  (19,200)   548,093
    2002   MAY      548,093      8.5%     3,882  (19,200)   532,775
    2002   JUN      532,775      8.5%     3,774  (19,200)   517,349
    2002   JUL      517,349      8.5%     3,665  (19,200)   501,813
    2002   AUG      501,813      8.5%     3,555  (19,200)   486,168
    2002   SEP      486,168      8.5%     3,444  (19,200)   470,412
    2002   OCT      470,412      8.5%     3,332  (19,200)   454,544
    2002   NOV      454,544      8.5%     3,220  (19,200)   438,563
    2002   DEC      438,563      8.5%     3,106  (19,200)   422,470
    2003   JAN      422,470      8.5%     2,992  (19,200)   406,262
    2003   FEB      406,262      8.5%     2,878  (19,200)   389,940
    2003   MAR      389,940      8.5%     2,762  (19,200)   373,502
    2003   APR      373,502      8.5%     2,646  (19,200)   356,948
    2003   MAY      356,948      8.5%     2,528  (19,200)   340,276
    2003   JUN      340,276      8.5%     2,410  (19,200)   323,486
    2003   JUL      323,486      8.5%     2,291  (19,200)   306,578
    2003   AUG      306,578      8.5%     2,172  (19,200)   289,549
    2003   SEP      289,549      8.5%     2,051  (19,200)   272,400
    2003   OCT      272,400      8.5%     1,930  (19,200)   255,130
    2003   NOV      255,130      8.5%     1,807  (19,200)   237,737
    2003   DEC      237,737      8.5%     1,684  (19,200)   220,221
    2004   JAN      220,221      8.5%     1,560  (19,200)   202,581
    2004   FEB      202,581      8.5%     1,435  (19,200)   184,816
    2004   MAR      184,816      8.5%     1,309  (19,200)   166,925
    2004   APR      166,925      8.5%     1,182  (19,200)   148,907
    2004   MAY      148,907      8.5%     1,055  (19,200)   130,762
    2004   JUN      130,762      8.5%       926  (19,200)   112,488
    2004   JUL      112,488      8.5%       797  (19,200)    94,085
    2004   AUG       94,085      8.5%       666  (19,200)    75,552
    2004   SEP       75,552      8.5%       535  (19,200)    56,887
    2004   OCT       56,887      8.5%       403  (19,200)    38,090
    2004   NOV       38,090      8.5%       270  (19,200)    19,159
    2004   DEC       19,159      8.5%       136  (19,295)         0